    As filed with the Securities and Exchange Commission as of June 22, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 10, 1999



                                 PC QUOTE, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       0-13093                  36-3131704
(State or other jurisdiction of   (Commission File Number)     (I.R.S Employer
incorporation or organization)                               Identification No.)



           300 South Wacker Drive, Suite 300, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (312) 913-2800

ITEM 5.  OTHER EVENTS

        On June 10, 1999, PCQuote.com, Inc., a subsidiary of PC Quote, Inc., made a public announcement that it has filed a registration statement with the Securities and Exchange Commission relating to a proposed initial public offering of 7,750,000 shares of its common stock.


LIST OF EXHIBITS

        99. Press Release of PCQuote.com, Inc., dated June 10, 1999.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, PC Quote has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PC QUOTE, INC.


Date:  June 22, 1999                   By:  /S/ JOHN E. JUSKA
                                            -------------------------------
                                             John E. Juska,
                                             Chief Financial Officer